SUPPLEMENT dated December 15, 1999
                       to the PROSPECTUS dated May 1, 1999
                                       of
                          RWB/WPG U.S. LARGE STOCK FUND


         The Trustees of RWB/WPG U.S. Large Stock Fund (the "Fund") have approved the liquidation of the Fund which is expected to be effectuated on January 14, 1999 and the subsequent termination of the Fund. Therefore, as of the date of this Prospectus Supplement, no additional shares of the Fund will be available for purchase. In connection with winding up its affairs and liquidating all of its assets, the Fund may invest a signification portion of its total assets in U.S. Government securities and other short-term debt instruments and may not be investing at least 65% of its total assets in common stocks of U.S. companies with large market capitalizations. Contact Weiss, Peck & Greer, L.L.C. or your broker for more information.